UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009

OCEAN POWER TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1590 Reed Road Pennington, NJ	08534
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 730-0400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On January 29, 2009, effective immediately, Dr. George W. Taylor resigned from his position as Chief Executive Officer of Ocean Power Technologies, Inc. (“OPT” or the “Company”) and has been appointed Executive Chairman of the Company. Dr. Taylor’s responsibilities will include strategic direction of the Company and marketing and business development activities.

(c)   On January 29, 2009, effective immediately, the Board of Directors of the Company elected Mark Robert Draper, age 45, as the Company’s Chief Executive Officer. Mr. Draper has served as the Company’s Chief Operating Officer since June 2007 and as the Chief Executive and Director of OPT’s wholly-owned European subsidiary, Ocean Power Technologies Limited, based in Warwick, England, since September 2004. While at OPT, Mr. Draper has been instrumental to the Company’s progress in developing its PowerBuoy® PB150 product generation, and in expanding operations in Europe and North America.

Prior to joining OPT in 2004, Mr. Draper served as Managing Director of the Generation Business at Powergen plc, a UK energy business. Mr. Draper holds a Master’s Degree in Mechanical and Electrical Engineering from Cambridge University (UK). He is a Fellow of both the Institute of Mechanical Engineers and the Institute of Electrical Engineers.

In connection with his appointment, Mr. Draper received a grant of options to purchase 20,000 shares of the Company’s Common Stock, par value $.001 per share (“Shares”) exercisable through January 28, 2019 at $6.48 per share. The options vest in five equal annual installments beginning one year after date of grant. Additionally, Mr. Draper received an award of 30,000 restricted shares of the Company’s Common Stock, 10,000 of which will vest on January 28, 2010. The remaining restricted shares will vest based the Company’s satisfaction of certain performance criteria, as follows: 5,000 shares vest through June 30, 2009, 10,000 shares vest through April 30, 2010 and 5,000 shares vest through April 30, 2011.

Item 8.01 Other Events.

On February 2, 2009, OPT issued a press release announcing the resignation of Mr. Taylor and the appointment of Mr. Draper. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by the Company dated February 2, 2009.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN POWER TECHNOLOGIES, INC.

Date: February 4, 2009	By:	/s/ CHARLES F. DUNLEAVY
Charles F. Dunleavy
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company dated February 2, 2009.